UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): November 8, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 7.01. REGULATION FD DISCLOSURE

On November 13, 2014, Empire Global Corp. issued a press release announcing that it has signed a letter of intent to acquire the Rifa Srl. a licenced gaming operator based in Italy. The acquisition of Rifa Srl. is concurrent with the closing of an strategic agency agreement located on Corso d'Italia, in the highest density sports betting district in Napoli.

The company's press release announcing the Letter of Intent is included as
Exhibit 99.1.

Item 8.01 OTHER EVENTS

On November 8, 2014, Empire Global Corp. through our wholly owned subsidiary, Multigioco Srl signed a letter of intent to acquire Rifa Srl, an Italian gaming operator licenced under the Agenzia delle Dogane e dei Monopoli (formerly Amministrazione Autonoma Monopoli di Stato) ("AAMS") as well as Rifa's client base and active current gaming business.

Rifa Srl holds a AAMS "Monti" licence, a strategic acquisition in our build out plan. The terms to acquire Rifa Srl. were reached contemporaneously with the completion of a key agency location agreement situated on Corso d'Italia, the highest density sports betting district in Napoli. The strategically located agency was secured from a competitor and has an existing operation which currently generates approximately EUR 30,000 per week resulting in an estimated annual EBITDA of EUR 150,000 for this location.

The company will pay EUR 55,000 to acquire 100% of Rifa Srl. in a cash payment of EUR 35,000 plus an earn-out payment of EUR 20,000 within 12 months of the closing.

The transaction is subject to the completion of a Material Definitive Agreement to take effect upon the completion of a 30 day due diligence period and regulatory approval.

The Company will file a current report on Form 8-K under Item 1.01 upon entry into a Material Definitive Agreement, and as required, within four business days after the completion of the Material Definitive Agreement under Item 2.01.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 - Press Release dated November 13, 2014.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  November 13, 2014.                EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
99.1              Press Release dated November 13, 2014 captioned "Empire Global
                  Corp. to Acquire Key Gaming Licence in Italy"